UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
January 30, 2026
COMMISSION FILE NUMBER 1-6780 (Rayonier Inc.)
COMMISSION FILE NUMBER: 333-237246 (Rayonier, L.P.)
RAYONIER INC.
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
RAYONIER, L.P.
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 91-1313292
1 Rayonier Way
Wildlight, Florida 32097
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Exchange
Common Shares, no par value, of Rayonier Inc.	RYN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Rayonier Inc.:	Emerging growth company	☐
Rayonier, L.P.:	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Rayonier Inc.:	☐
Rayonier, L.P.:	☐

		PAGE
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1
	Signature	2

Introductory Note
On January 30, 2026, Rayonier Inc., a North Carolina corporation (“Rayonier”), completed its previously announced merger-of-equals transaction with PotlatchDeltic Corporation, a Delaware corporation (“PotlatchDeltic”), pursuant to that certain Agreement and Plan of Merger, dated as of October 13, 2025 (the “Merger Agreement”), by and among Rayonier, Redwood Merger Sub, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Rayonier (“Merger Sub”), and PotlatchDeltic. Pursuant to the terms of the Merger Agreement, PotlatchDeltic merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving corporation and as a wholly owned subsidiary of Rayonier. Promptly following the completion of the Merger, Rayonier contributed all of the limited liability company interests of Merger Sub to Rayonier, L.P. in exchange for a number of limited partnership interests in Rayonier, L.P. equal to the aggregate number of common shares, without par value, of Rayonier issued in the Merger.

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed in Rayonier’s Current Report on Form 8-K filed on February 2, 2026, at the effective time of the Merger, Wayne Wasechek was appointed Executive Vice President and Chief Financial Officer of Rayonier. Additionally, as previously described in the joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-292031) filed by Rayonier with the Securities and Exchange Commission and declared effective on December 23, 2025 under the section entitled “The Merger—Interests of PotlatchDeltic’s Directors and Executive Officers in the Merger—New Management Arrangements,” it is currently expected that Mr. Wasechek will receive an annual base salary of $535,000, be eligible for an annual cash incentive award with a target opportunity of 100% of his base salary, and be eligible for annual long-term incentive awards with a target grant date fair value of $975,000.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Executive Vice President, General Counsel and Corporate Secretary

RAYONIER, L.P.

By: RAYONIER INC., its sole general partner

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Executive Vice President, General Counsel and Corporate Secretary

February 5, 2026

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